Other assets	12 Months Ended
Dec. 31, 2018
Disclosure Of Other Current Tax Assets [Abstract]
Disclosure of other current assets [text block]
10 Other assets

(€ million)	December 31, 2018		December 31, 2017
	Current	Non-current	Current	Non-current
Fair value of derivative financial instruments	1,594	68	1,231	80
Other current assets	664	724	342	1,243
	2,258	792	1,573	1,323

The fair value related to derivative financial instruments is disclosed in note 23 — Derivative financial instruments and hedge accounting.

The increase in other assets of  €322 million included the reclassification as of January 1, 2018, from the item Trade and other receivables of the underlifting imbalances related to the Exploration & Production segment for €466 million following the adoption of the sales method in application of IFRS 15.

Other assets include: (i) non-current tax assets for € 422 million (€ 507 million at December 31, 2017); (ii) gas volumes prepayments that were made in previous years due to the take-or-pay obligations in relation to the Company’s long-term supply contracts of  €26 million (€119 million at 31 December 2017); (iii) non-current receivables from others for €35 million (€44 million at December 31, 2017); (iv) non-current receivables for investing activities for €9 million (€118 million at December 31, 2017).

Transactions with related parties are described in note 36 — Transactions with related parties.